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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       June 1, 2006
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                           CITIZENS FIRST CORPORATION
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             (Exact name of registrant as specified in its charter)



   Kentucky                           333-67435                 61-0912615
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 (State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)                File Number)            Identification No.)



                       1065 Ashley Street, Bowling Green, Kentucky     42103
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                       (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))
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ITEM 1.01  ENTRY INTO a MATERIAL DEFINITIVE AGREEMENT.
       On June 1, 2006, Citizens First Corporation (the "Company" or "Citizens First"), the holding company for Citizens First Bank, Inc., entered into a definitive stock purchase agreement with Farmers Capital Bank Corporation and Kentucky Banking Centers, Inc. to purchase 100% of the outstanding stock of Kentucky Banking Centers. Kentucky Banking Centers is a wholly-owned subsidiary of Farmers Capital Bank Corporation of Frankfort, Kentucky.

         According to the terms of the purchase agreement, Citizens First will pay Farmers Capital Twenty Million Dollars ($20,000,000) in cash for the shares of Kentucky Banking Centers. The parties will also pursue the merger of Kentucky Banking Centers into Citizens First Bank. The transaction is subject to approval by regulators and other customary closing conditions. The purchase is expected to be completed in the second half of 2006.

         The foregoing does not constitute a complete summary of the terms of the definitive agreement and reference is made to the complete text of the agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Forward Looking Statements Safe Harbor

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon the Company's current expectations, but are subject to certain risks and uncertainties that may cause actual results to differ materially. Among the risks and uncertainties that could cause actual results to differ materially are risks that the transaction will not be consummated on the terms disclosed or at all; economic conditions generally and in the market areas of the Company, overall loan demand, increased competition in the financial services industry which could negatively impact the Company's ability to increase total earning assets, and retention of key personnel. Actions by the Federal Reserve Board and changes in interest rates, loan prepayments by, and the financial health of, the Company's borrowers, and other factors described in the reports filed by the Company with the Securities and Exchange Commission could also impact current expectations. The Company assumes no responsibility to update forward-looking statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


C. EXHIBITS

2.1 Stock Purchase Agreement Dated June 1, 2006 By and Among Farmers Capital Bank Corporation, Kentucky Banking Centers Inc. and Citizens First Corporation. Citizens First Corporation will furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.
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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS FIRST CORPORATION
                                  (Registrant)



                             By: /s/ John Steven Marcum
                                 -----------------------
                                     John Steven Marcum
                           Executive Vice President and Chief Financial Officer

Date:  June 6, 2006

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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit

         2.1 Stock Purchase Agreement Dated June 1, 2006 By and Among Farmers Capital Bank Corporation, Kentucky Banking Centers, Inc. and Citizens First Corporation.
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